Exhibit 32.1

                           SECTION 1350 CERTIFICATION
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (Subsection (a) and (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Rogers Corporation, a Massachusetts corporation (the "Corporation"), does hereby certify that:

The Annual Report on Form 10-K for the year ended January 2, 2005 (the "Form 10-K") of the Corporation fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



    /s/ Robert D. Wachob
    -------------------------------------------------------
    Robert D. Wachob
    President and Chief Executive Officer
    March 18, 2005



    /s/ Paul B. Middleton
    -------------------------------------------------------
    Paul B. Middleton
    Acting Chief Financial Officer and Corporate Controller
    March 18, 2005




A signed original of this written statement required by Section 906 has been provided to Rogers Corporation and will be retained by Rogers Corporation and furnished to the Securities and Exchange Commission or its staff upon request.